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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 17, 2000 included in Carrizo Oil & Gas Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

                                              /s/ ARTHUR ANDERSEN LLP
                                              Arthur Andersen LLP

Houston, Texas
February 12, 2001